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                                                               EXHIBIT 10.8

                                    FORM OF
                           DATA TRANSLATION II, INC.

                         REPLACEMENT STOCK OPTION PLAN
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     1.  Purpose
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     This Replacement Stock Option Plan (the "Plan") provides for the issuance of options to purchase shares of the Common Stock of Data Translation, Inc. (formerly known as Data Translation II, Inc., the "Company") to participants in the Key Employee Incentive Plan (1982) and the Key Employee Incentive Plan
(1992) of Media 100 Inc. (formerly known as Data Translation, Inc.) (the "Optionees") as part of an adjustment to their outstanding stock options awarded under such plans (the "Predecessor Plans") in connection with the spin-off of the Company by Data Translation, Inc.

     2.  Administration
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     The Plan shall be administered either by the Board of Directors of the
Company (the "Board of Directors") or by a committee of not fewer than two directors of the Company appointed by the Board of Directors (in either case, the "Administrator"). Subject to the terms and conditions of the Plan, the Administrator shall have the power:

              (i) To determine who shall receive options under the Plan and to prescribe the terms and provisions of options issued under the Plan;

              (ii) To construe and interpret the Plan and the options issued hereunder and to establish, amend, and revoke rules and regulations for administration of the Plan (including to correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any option, or in any related agreements, in the manner and to the extent the Administrator shall deem necessary or expedient to make the Plan fully effective);

              (iii) To amend from time to time, as the Administrator may determine is in the best interests of the Company, the terms of any outstanding options, including without limitation, to modify the vesting schedule, exercise price or expiration date thereof; and

              (iv) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

All decisions and determinations by the Administrator in the exercise of these powers shall be final and binding upon the Company and the Optionees.
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     3.  Stock Subject to the Options
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     The stock subject to the options issued under the Plan, shall be shares of the Company's authorized but unissued Common Stock, par value $.01 per share (the "Common Stock"), which may either be authorized but unissued shares or treasury shares or shares previously reserved for issuance upon exercise of options under the Plan, and allocable to one or more options (or portions of options) which have expired or been canceled or terminated (other than by exercise). The total number of shares that may be issued under the Plan shall not exceed an aggregate of 275,000 shares of Common Stock. Such number of shares shall be subject to adjustment as provided in Section 6 hereof.

     4.  Eligibility
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     Each holder of an option to purchase common stock of Data Translation, Inc.
that was granted under a Predecessor Plan and is outstanding on the Distribution Date, as defined in the distribution agreement (the "Distribution Agreement") between Data Translation, Inc. and the Company dated as of ___________, 1996 (a "Predecessor Option"), shall be eligible to receive one or more options under the Plan.

     5.  The Options
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     It is intended that each person determined by the Administrator to be eligible under Section 4 shall be issued an option under the Plan in respect of each Predecessor Option held by such person, as contemplated by Section 8.7.1 of the Distribution Agreement. The number of shares of Common Stock subject to each option and the exercise price therefor shall be determined by the Administrator in accordance with Section 8.7 of the Distribution Agreement. Subject to the foregoing and except as otherwise provided in the Plan, each option issued under the Plan shall have substantially the same terms as the related Predecessor Option, with appropriate alterations to reflect the Company's substitution for Data Translation, Inc. as the issuer of the stock subject to such options and, in the case of Transferred Employees (as defined in the Distribution Agreement), as the employer of the Optionee. Without limiting the generality of the foregoing, in construing the terms and conditions of options issued under the Plan:

                (i) an option shall be deemed to have been granted on the date the related Predecessor Option was granted; and

                (ii) references in a Predecessor Plan or Predecessor Option to Data Translation, Inc., its board of directors or its common stock shall, for periods on and after the Distribution Date, be treated as referring to the Company, the Administrator and the Common Stock, respectively; except that

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                (iii)  in the case of Optionees other than Transferred
         Employees, references in a Predecessor Plan or Predecessor Option to termination of employment or other service with Data Translation, Inc. or a subsidiary shall be treated as continuing to refer to Data Translation, Inc. and its subsidiaries.

Options issued to Transferred Employees in respect of Predecessor Options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), on the Distribution Date are intended to be issued in substitution for a portion of such Predecessor Options, so that they qualify as incentive stock options under Section 424(a) of the Code and the regulations promulgated thereunder, and shall be interpreted in accordance with that intent.

     No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof, (ii) all requirements under applicable law and regulations shall have been complied with to the satisfaction of the Company, (iii) the Company shall have issued and delivered the shares to the Optionee, and (iv) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

     6.  Adjustment Upon Changes in Capitalization
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         (a) If the shares of the Company's Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the Plan, and in the number, kind, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. In the event of any such adjustment in an outstanding option, the Optionee thereafter shall have the right to purchase the number of shares under such option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to the option immediately prior to such adjustment.

         (b) Adjustments under this Section 6 shall be determined by the Administrator and such determinations shall be conclusive. The Administrator shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

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         (c) The provisions of this Section 6 shall apply to the exclusion of any provision in any Predecessor Plan or Predecessor Option.

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     7.   Tax Withholding
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     Each Optionee shall, no later than the date as of which the value of any option issued hereunder or of any Common Stock issued upon the exercise of such option first becomes includible in the gross income of the Optionee for federal income tax purposes (the "Tax Date"), pay to the Company, or make arrangements satisfactory to the Administrator (which, in the case of an Optionee other than a Transferred Employee, shall include payment to Media 100 Inc. or arrangements satisfactory to Media 100 Inc.) regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. In the event that an Optionee has not made the arrangements described in this Section 8 on or before the Tax Date, the Company is hereby authorized to withhold the amount of any federal, state or local taxes of any kind required by law with respect to such income from any payment otherwise due to the Optionee.



     8.   Amendment of the Plan
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     The Board of Directors may discontinue or amend the Plan, and the
Administrator may amend any option granted hereunder at any time, and from time to time, subject to any required regulatory approval, provided that no amendment shall adversely affect the rights of an Optionee without such Optionee's consent.

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      9.  Nonexclusivity of the Plan
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     The adoption of the Plan by the Board of Directors shall not be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock options otherwise than under the Plan, and such arrangements may be applicable either generally or only in specific cases. Neither the Plan nor any option granted hereunder shall be deemed to confer upon any person any right to employment or continued employment with the Company.

     10.  Government and Other Regulations; Governing Law
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          (a) The obligation of the Company to sell and deliver shares of Common
     Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator.

          (b) The Plan shall be governed by Delaware law, except to the extent that such law is preempted by federal law.

     11.  Effective Date of the Plan
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     The Plan shall become effective on the Distribution Date.

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